UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 13, 2022 (January 12, 2022)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)    On January 12, 2022, Jason A. Kulas (principal executive officer) informed the Company's Board of Directors (the "Board") that he was resigning from his position as Chief Executive Officer to accept a position at another company, and the Board accepted that resignation later that day.
(c)    On January 12, 2022, the Board appointed Lachlan P. Given and John Blair Powell, Jr. as co-Interim Chief Executive Officers (co-principal executive officers), effective immediately. Both Mr. Given and Mr. Powell are executive officers of the Company and have extensive experience with the Company and its business. A description of their respective backgrounds and experiences can be found in "Part III, Item 10 — Directors, Officers and Corporate Governance — Executive Officers" of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2021.
There are no changes to Mr. Given's and Mr. Powell's current compensation arrangements at this time. Mr. Given's compensation arrangement in his capacity as Chief Strategy, M&A and Funding Officer is detailed in "Part III, Item 11 — Executive Compensation" of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and consists of an annual base salary of $600,000, a short-term incentive bonus target of 100% of base salary and a long-term incentive award target of $600,000. Mr. Powell's compensation arrangement in his capacity as President, Global Pawn consists of an annual base salary of $450,000, a short-term incentive bonus target of 80% of base salary and a long-term incentive award target of $450,000. Both executives will remain eligible for healthcare and other benefits typically provided to the Company's executive officers.
The Company issued a press release announcing these changes on January 13, 2022, and a copy of that release is included as Exhibit 99.1 to this Report.
Item 9.01 — Financial Statements and Exhibits
(d)    Exhibits.
99.1    Press Release, dated January 13, 2022, announcing Chief Executive Officer changes
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	January 13, 2022	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary